RESCISSION AGREEMENT, intervened this 9th day of November 2013

BETWEEN: **Social Geek Media Inc.**, a corporation duly incorporated as per the *Canada Business Corporations Act* having its head office at 68, rue Des Roseaux, Blainville, Québec, J7C 6B6;

AND: **Patrick Aubé**, businessman, having a place of business at 68, rue Des Roseaux, Blainville, Québec, J7C 6B6;

(collectively hereinafter called "SGM")

AND: **Technologies Scan Corp.**, a corporation duly incorporated as per the laws of Nevada, having a place of business at 68, rue des Roseaux, Blainville, Québec, J7C 6B6;

(hereinafter called "Techno");

AND: **Ghislaine St-Hilaire**, residing and domiciled at 77, 572ième avenue, St-Hippolyte, Québec, J8A 3L3,

AND: **Gilbert Pomerleau**, residing and domiciled at 145, route 216, Ste-Marguerite-de-Beauce (Québec), G0S 2X0;

(hereinafter collectively the "Directors of Techno")

("SGM", "Techno" and "Directors of Techno" named above shall sometimes hereinafter individually be referred to as "Party" and collectively as the "Parties".)

Whereas on or about April 27th, 2013, SGM and Techno entered into a binding letter of intent ("LOI") for the acquisition by Techno from SGM of an exclusive licence to market and sell the Proteina21 products for the entire territory of the United States of America, the whole as more fully appears from copy of the said letter of intent attached herewith to form part hereof;

Whereas the LOI was amended on or about May the 17th 2013, the whole as more fully appears from copy of the said amendment ("Amendment n° 1"), the whole as more fully appears from copy of the said Amendment n° 1, attached herewith to form part hereof;

Whereas on or about May the 24th 2013, SGM and Techno entered into a licence agreement whereby Techno acquired from SGM, the licence to market and sell the Proteina21 products and use the related trademarks ("Licence"), the whole in accordance with the terms of the Licence, a copy of which is attached herewith to form part hereof;

Whereas the Licence was amended on May the 24th 2013, the whole as more fully appears from copy of the said amendment ("Licence Amendment"), a copy of which is attached herewith to form part hereof;

Whereas on or about July the 17th 2013, Techno has issued to Brevets Futek MSM Ltée, a 12% convertible debenture in the principal amount of $50,000, the whole as more fully appears from copy of the said debenture a copy of which is attached herewith to form part hereof (the "Futek Debenture");

P.A. G.P. GSH

Whereas on or about July 31st 2013, Techno has issued to 6287182 Canada Inc. a 12% convertible debenture in the principal amount of $100,000, the whole as more fully appears from a copy of the said debenture a copy of which is attached herewith to form part hereof (the "6287182 Debenture");

Whereas the parties no longer wish to conduct any commercial activities together whatsoever, and wish to annul any and all transactions between the Parties;

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. The preamble is an integral part of this agreement;

2. The Parties hereby annul the transaction and any and all agreements between the Parties, including without limiting the generality of the foregoing , the LOI, Amendment n° 1, the Licence and the Licence Amendment, as if the said agreements had never existed;

3. The Parties, including the Techno Directors and it's Shareholders, hereby give each other mutual, complete and final release of any and all claims relating to the LOI, Amendement n°1, the Licence and the Licence Amendment, and any and all commercial relationships between the Parties, including any claim for costs or damages and each Party agrees to pay their own costs related to the failed transaction.

4. Techno shall, within forty-eight (48) hours of the signature of the present agreement, file an 8k in accordance to applicable laws and regulations to recognize the content of the present rescission agreement;

5. Techno shall also, within forty-eight (48) hours of the signature of the present agreement, issue a press release detailing the content of the present agreement. The press release shall be approved by both Techno and SGM;

6. Techno shall, also within forty-eight (48) hours of the signature of the present agreement, move its head office to 77, 572ième avenue, St-Hippolyte, Québec, J8A 3L3 and file an 8k in accordance to applicable laws and regulations to recognize the change of head office;

7. SGM shall, within thirty (30) days of the signature of the present agreement, purchase from Brevets Futek MSM Ltée and 6287182 Canada Inc. the Futek Debenture and the 6287182 Debenture, respectively; SGM also within thirty (30) days of the signature of the present agreement, shall exercise the conversion rights included in the Futek Debenture and the 6287182 Debenture in accordance with the respective terms of the said debentures;

8. The parties hereby agree to sign any and all documents to give effect to the present rescission agreement.

P.A J.P. G.M

SIGNED IN MONTREAL

SOCIAL GEEK MEDIA INC.

Per: Patrick Aubé, president

PATRICK AUBÉ

Patrick Aubé

TECHNOLOGIES SCAN CORP.

Per: Ghislaine St-Hilaire, President

GHISLAINE ST-HILAIRE

Ghislaine St-Hilaire

GILBERT POMERLEAU

Gilbert Pomerleau